UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2007 (August 15, 2007)
Date of Report (Date of earliest event reported)

SINO CLEAN ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51753	75-2882833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2205, Suite A, Zhengxin Building, No. 5, Gaoxin 1st Road, Gao Xin District, Xi’an, Shaanxi Province, People’s Republic of China
(Address of principal executive offices)

(8629) 8209-1099
Registrant’s telephone number, including area code

China West Coal Energy Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on August 15, 2007, the Company (as China West Coal Energy Inc.) merged with its wholly-owned subsidiary, Sino Clean Energy Inc., pursuant to Articles of Merger that the Company filed with the Nevada Secretary of State. The merger was in the form of a parent/subsidiary merger, with the Company as the surviving corporation. In accordance with Section 92A.180 of the Nevada Revised Statutes, shareholder approval of the merger was not required. Upon completion of the merger, the Company’s name has been changed to “Sino Clean Energy Inc.” and the Company’s Articles of Incorporation have been amended to reflect this name change. We changed our name to better reflect the direction and business of the Company.

In connection with this name change to Sino Clean Energy Inc., as of the open of business on August 20, 2007, the Company has the following new CUSIP number and trading symbol:

New CUSIP Number:         82936G 101

New Trading Symbol:       SCLX

Item 8.01          Other events

The Board of Directors of the Company authorized and approved a 3-for-1 forward stock split (“Stock Split”) of its issued and outstanding shares of common stock, par value $0.001 per share (“Common Stock”) by way of share dividend, effective on August 15, 2007. To effect the Stock Split, the Company authorized the issuance of two shares of common stock for each one outstanding share of common stock held by the shareholders of record (“Split Shares”) on August 15, 2007 at 5:00 p.m. (Eastern Standard Time) (the “Record Date”). The Split Shares are payable without any action taken by the shareholders of record on the Record Date, and thus the shareholders should retain their existing share certificates and not return their share certificates to the Company’s transfer agent. The Company’s transfer agent will issue new share certificates evidencing the Split Shares and will mail them to the Company’s shareholders on or about August 20, 2007.

Immediately prior to the Stock Split, the Company had 28,227,250 shares of common stock (CUSIP 16947E 101) issued and outstanding. After giving effect to the Stock Split, the Company will have approximately 84,681,750 shares of common stock (CUSIP 82936G 101) issued and outstanding. The Company's common stock will be quoted for trading on a post-split basis on the National Association of Securities Dealers Over-the-Counter Bulletin Board under the new trading symbol “SCLX” as of the open of the market on August 21, 2007.

Item 9.01          Financial Statements and Exhibits.

Exhibit	Description
3.4	Articles of Merger filed with the Secretary of State of Nevada with an effective date of August 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO CLEAN ENERGY INC. (Registrant)

Date: August 17, 2007	By:	/s/ Baowen Ren
Name: Baowen Ren Title: Chief Executive Officer